Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. Jenness

J. Jenness
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Dorothy Johnson

Dorothy Johnson
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John L. Zabriskie

John L. Zabriskie
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ B. Carson

B. Carson
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ L. D. Jorndt

L. D. Jorndt
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. Dillion

J. Dillion
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ A. D. David Mackay

A. D. David Mackay
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Claudio Gonzalez

Claudio Gonzalez
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ W. Perez

W. Perez
Dated: May 26, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ann McLaughlin Korologos

Ann McLaughlin Korologos
Dated: June 29, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ G. Gund

G. Gund
Dated: June 29, 2006

Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below constitutes and appoints Gary H. Pilnick and James K. Markey, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ William C. Richardson

William C. Richardson
Dated: June 28, 2006